UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2025
SHORE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-22345	52-1974638
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
18 E. Dover Street, Easton, Maryland 21601
(Address of principal executive offices) (Zip Code)
(410) 763-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SHBI	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, SHBI’s shareholders voted on: (i) the election of four Class I directors to serve for a three-year term ending at the 2028 annual meeting of shareholders (Proposal 1); (ii) the approval of the Shore Bancshares, Inc. 2025 Equity Incentive Plan (Proposal 2); (iii) the approval of the Shore Bancshares, Inc. 2025 Employee Stock Purchase Plan (Proposal 3); (iv) the ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 4); and (v) the adoption of a non-binding advisory resolution approving the compensation of SHBI’s named executive officers (“NEOs”) (Proposal 5). These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in SHBI’s Definitive Proxy Statement. Other than the five proposals addressed below and described in the SHBI’s Definitive Proxy Statement filed with the SEC on April 15, 2025, no other proposal was submitted at the Annual Meeting for shareholder action.
On the record date for the Annual Meeting, there were 33,374,265 shares of SHBI common stock issued, outstanding and entitled to vote. Shareholders holding 26,701,214 shares of SHBI common stock were present at the Annual Meeting, in person or represented by proxy.
Each of the five proposals that were voted on at the Annual Meeting were approved by SHBI’s shareholders. The results of the votes are set forth below:
Proposal 1 – To elect four Class I directors to serve for a three-year term ending at the 2028 annual meeting of shareholders.

	For	Against	Abstain
William E. Esham, III	21,150,718	826,368	367,339
John A. Lamon, III	20,649,851	1,458,190	236,384
Rebecca M. McDonald	21,062,177	983,627	298,621
Esther A. Streete	21,098,774	994,432	251,219
Proposal 2 - To approve the Shore Bancshares, Inc. 2025 Equity Incentive Plan.

For	Against	Abstain
20,617,307	1,598,616	128,502
Proposal 3 - To approve the Shore Bancshares, Inc. 2025 Employee Stock Purchase Plan.

For	Against	Abstain
21,759,755	547,360	37,310
Proposal 4 - To ratify Crowe LLP as independent registered public accountant for the fiscal year ending December 31, 2025.

For	Against	Abstain
26,395,963	239,616	65,635
Proposal 5 – To adopt a non-binding advisory resolution approving the compensation of SHBI’s NEOs.

For	Against	Abstain
20,495,192	1,481,951	367,282

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: June 4, 2025	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer